Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

April 4, 2016

Ascentium Capital LLC

23970 Highway 59 North

Kingwood, Texas 77339-1535

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Ascentium Capital LLC (the “Company”) and J.P. Morgan Securities LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of Ascentium Equipment Receivables 2016-1 Trust, Asset Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 14, 2016, the Company provided us with a computer-generated equipment contract data file and related record layout containing, as represented to us by the Company, data as of February 29, 2016 with respect to 3,572 equipment contracts (the “February Statistical Contract File”). At your instruction, we randomly selected 125 equipment contracts (the “Initial Sample Contracts”) from the February Statistical Contract File.

Additionally, on April 2, 2016, the Company provided us with (i) a computer-generated equipment contract data file and related record layout containing, as represented to us by the Company, data as of March 31, 2016 with respect to 4,134 equipment contracts (the “March Statistical Contract File”) and (ii) a listing of 15 equipment contracts set forth on the March Statistical Contract File (the “Additional Sample Contacts”).

The Initial Sample Contracts and Additional Sample Contracts, collectively, are hereinafter referred to as the “Sample Contracts.”

We performed certain comparisons and recomputations relating to the equipment contract characteristics (the “Characteristics”) for the Sample Contracts set forth on the February Statistical Contract File and March Statistical Contract File, as applicable, indicated below.

Characteristics

1. Contract number (informational purposes only)	5. Payment frequency
2. Obligor name	6. Contract term (months)
3. Obligor state	7. Equipment type
4. Current lease payment	8. Equipment cost*

*	Inclusive of commissions, taxes and additional fees, as applicable.

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the Lease Agreement or Lease Addendum (collectively, the “Lease Agreement”); Characteristic 6. to the Lease Agreement or the “Discount of Loan;” Characteristic 7. to the Lease Agreement, Sales Contract and Security Agreement, Asset Purchase Agreement or Invoice; and Characteristic 8. to the Invoice, Discount of Loan, Request for Funding or Booking Information Sheet (collectively, the “Funding Agreement”).

For the purposes of such comparisons and at your instruction:

•	with respect to Characteristic 7., an equipment type indicated on the February Statistical Contract File or March Statistical Contract File, as applicable, as (i) “POINT OF SALE” is noted to be “in agreement” with “Mag Card Reader and Credit Card Processing” (as set forth on [or derived from] the Invoice) and (ii) “furn/fix display & storage” is noted to be “in agreement” with “DirectTV installation” or “Bundled Camera Equipment” (as set forth on or derived from the Invoice) and

•	with respect to Characteristic 8., for Sample Contract number [REDACTED], we were instructed to add the “Reimbursement to Customer” (as set forth on the Invoice) to the equipment cost (as set forth on the Invoice). Such comparison was found to be “in agreement.” Further, at the instruction of the Company, differences of $1.00 or less were noted to be in agreement.

The equipment contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the February Statistical Contract File and March Statistical Contract File, as applicable, were found to be in agreement with the above mentioned Equipment Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts or underlying documentation underlying the February Statistical Contract File or March Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

The information provided to us, including the information set forth in the February Statistical Contract File and March Statistical Contract File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 4, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in obligor state.

2	One difference in equipment type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 4, 2016

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the February Statistical Contract File	Characteristic set forth on the Lease Agreement
1	[REDACTED]	Obligor state	GA	FL

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the March Statistical Contract File	Characteristic set forth on the Lease Agreement
2	[REDACTED]	Equipment type	MACHINE/WOODWORKING	Medical Equipment

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.